EXHIBIT 99.2

RAYONIER INC. RAYONIER INC. 1301 RIVERPLACE BOULEVARD SUITE 2300 JACKSONVILLE, FL 32207 THE ENCLOSED MATERIALS HAVE BEEN SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY M76751-Z63725 RAYONIER INC. You are receiving this communication because you hold common shares of Rayonier Inc. Rayonier announced that it intends to separate its performance fibers business from its forest resources and real estate businesses, and that this separation will occur through a distribution of 100% of the common stock of Rayonier Advanced Materials Inc., which was formed to hold the assets and liabilities associated with the performance fibers business, to Rayonier shareholders. Important information regarding this separation and distribution (which we refer to as the “Spin-Off Materials”) is now available for your review. This notice provides instructions on how to gain access to the Spin-Off Materials, which are being provided for informational purposes only. This notice is not a form for voting and presents only an overview of the Spin-Off Materials, which contain important information and are available, free of charge, on the Internet or by mail. We encourage you to access and review closely the Spin-Off Materials. To effect the separation, Rayonier will distribute 100% of the shares of Rayonier Advanced Materials common stock to the holders of Rayonier common shares as of the close of business on June 18, 2014, the record date for the distribution. Following the distribution, which will be effective on June 27, 2014, Rayonier Advanced Materials will be an independent, publicly traded company. Rayonier is not soliciting proxy or consent authority from shareholders in connection with the spin-off, and no shareholder vote is requested or required.

Important Notice Regarding the Availability of Materials RAYONIER INC. RAYONIER INC. 1301 RIVERPLACE BOULEVARD SUITE 2300 JACKSONVILLE, FL 32207 You are receiving this communication because you hold securities in the company listed above. They have released informational materials that are now available for your review. This notice provides instructions on how to access RAYONIER INC. materials for informational purposes only. You may view the materials online at www.materialnotice.com and easily request a paper or e-mail copy (see reverse side). See the reverse side for instructions on how to access materials.
M76753-Z63725

How to Access the Materials Materials Available to VIEW or RECEIVE: INFORMATION STATEMENT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX following page) and visit: www.materialnotice.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on the If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.materialnotice.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@materialnotice.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. M76754-Z63725

You are receiving this communication because you hold common shares of Rayonier Inc. Rayonier announced that it intends to separate its performance fibers business from its forest resources and real estate businesses, and that this separation will occur through a distribution of 100% of the common stock of Rayonier Advanced Materials Inc., which was formed to hold the assets and liabilities associated with the performance fibers business, to Rayonier shareholders. Important information regarding this separation and distribution (which we refer to as the “Spin-Off Materials”) is now available for your review. This notice provides instructions on how to gain access to the Spin-Off Materials, which are being provided for informational purposes only. This notice is not a form for voting and presents only an overview of the Spin-Off Materials, which contain important information and are available, free of charge, on the Internet or by mail. We encourage you to access and review closely the Spin-Off Materials. To effect the separation, Rayonier will distribute 100% of the shares of Rayonier Advanced Materials common stock to the holders of Rayonier common shares as of the close of business on June 18, 2014, the record date for the distribution. Following the distribution, which will be effective on June 27, 2014, Rayonier Advanced Materials will be an independent, publicly traded company. Rayonier is not soliciting proxy or consent authority from shareholders in connection with the spin-off, and no shareholder vote is requested or required. M76755-Z63725

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